UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2015

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 25, 2015, Southwest Convenience Stores, LLC, a Texas limited liability company (“SCS”), and Skinny’s, LLC, a Texas limited liability company (“Skinny’s”), entered into that certain First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) by and among SCS and Skinny’s, as Borrowers (the “Borrowers”), the lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo Bank”), as Administrative Agent, Swingline Lender, LC Issuer, Syndication Agent and Sole Lead Arranger. The Borrowers are wholly-owned subsidiaries of Alon USA Energy, Inc. (the “Company”).

The First Amendment amends that certain Second Amended and Restated Credit Agreement, dated March 14, 2014 (the “Original Wells Facility”).

Pursuant to the First Amendment, $11,000,000 of incremental term loans were made to the Borrowers, the proceeds of which were used to finance the acquisition of 14 retail locations in the Albuquerque, New Mexico area. Additionally, the aggregate undrawn amount of the accordion feature was increased in an amount equal to the incremental term loans. As a result, after giving effect to the incremental term loans, the aggregate undrawn amount of the accordion feature remains at $30,000,000.

Obligations under this credit facility are secured by a first lien on substantially all of the assets of the Borrowers and are guaranteed by the Company, GTS Licensing Company, Inc., a subsidiary of SCS, and Alon Brands, Inc., the parent company of the Borrowers and a subsidiary of the Company.

Except as described herein, the material terms of the Original Wells Facility remain significantly unchanged by the First Amendment.

A copy of the First Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The description of the First Amendment contained herein is qualified in its entirety by reference to the full text of the First Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, entered into effective as of August 25, 2015, among Southwest Convenience Stores, LLC, Skinny’s, LLC, as the Borrowers, Alon Brands, Inc., as a Guarantor, GTS Licensing Company, Inc., as a Guarantor, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, LC Issuer, Syndication Agent and Sole Lead Arranger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.
Date:	August 28, 2015	By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
First Amendment to Second Amended and Restated Credit Agreement, entered into effective as of August 25, 2015, among Southwest Convenience Stores, LLC, Skinny’s, LLC, as the Borrowers, Alon Brands, Inc., as a Guarantor, GTS Licensing Company, Inc., as a Guarantor, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, LC Issuer, Syndication Agent and Sole Lead Arranger.